GOODWILL (Tables)	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Goodwill
	US dollars
	Telematics services	Telematics products	Total
(in thousands)
Balance as of January 1, 2021	34,152	5,710	39,862
Changes during 2021:
Impairment (**)	-	-	-
Translation differences	63	74	137
Balance as of December 31, 2021 (*)	34,215	5,784	39,999

Changes during 2022:
Translation differences	(225)	(264)	(489)
Balance as of December 31, 2022 (*)	33,990	5,520	39,510

(*)	The accumulated amount of goodwill impairment loss as of December 31, 2022, and 2021 was US$29.89 million.

(**)
As a result of the circumstances described in note 8(*) the Company recorded on June 30, 2020, a goodwill impairment in the total amount of US$10.5 million in connection with two reporting units (both units related to Road track operations). One reporting unit within the Telematics services and the other reporting unit within the Telematics product's segments. The impairment was based on valuation performed by the management using the assistance of a third-party appraiser in accordance with the income approach. The significant assumptions used for the assessment were 3.5 years of projected net cash flows, a discount rate of 17.5% and a long-term growth rate of 0.5%.

The Company, with the assistance of a third-party appraiser, performed the annual goodwill impairment test, as of June 30, 2021 and reached to a conclusion that no impairment should be recorded at that point.

The Company has historically performed an annual goodwill assessment as of June 30 of each year or more often if indicators of impairment are presented. following the second closing of the RT acquisition (which was completed on September 22,2021), the Company decided to change the date of its annual impairment assessment from June 30 to December 31.

The Company performed annual assessments as of December 31, 2022 and 2021, and reached a conclusion that no impairment should be recorded at both points of time.